                               Table of Contents

        Letter to Shareholders......................................  1

        Performance Results.........................................  3

        Portfolio Highlights........................................  4

        Performance in Perspective..................................  5

        Portfolio Management Review.................................  6

        Portfolio of Investments....................................  9

        Statement of Assets and Liabilities......................... 10

        Statement of Operations..................................... 11

        Statement of Changes in Net Assets.......................... 12

        Financial Highlights........................................ 13

        Notes to Financial Statements............................... 16

        Report of Independent Accountants........................... 26

        GGS ANR 7/97

                             Letter to Shareholders

                                    [PHOTO]
                     Dennis J. McDonnell and Don G. Powell

June 24, 1997


Dear Shareholder,

     As you know, VK/AC Holding, Inc., the parent company of Van Kampen American Capital, Inc., was acquired by Morgan Stanley Group Inc., a world leader in asset management. More recently, on February 5, 1997, Morgan Stanley Group Inc. and Dean Witter, Discover & Co. agreed to merge. The merger was completed on May 31, 1997, creating the combined company of Morgan Stanley, Dean Witter, Discover & Co. Additionally, we are very pleased to announce that Philip N. Duff, formerly of Morgan Stanley, has joined Van Kampen American Capital as president and chief executive officer. I will continue as chairman.

     Additionally, on April 1, 1997, Morgan Stanley Asset Management became subadvisor for the Van Kampen American Capital Global Government Securities Fund. Unlike the previous subadvisory agreement, which divided responsibility for domestic and foreign portfolio management, Morgan Stanley Asset Management has assumed complete responsibility for your Fund's holdings. As explained in your proxy statement, we believe that the new advisory relationship is another positive result of our acquisition by Morgan Stanley. We are confident that our partnership with Morgan Stanley will continue to work to the benefit of our fund shareholders.

Market Review

     In the early stages of the fiscal year, global bond yields fell by an average of about 1.98 percent before rebounding modestly over the last six months of the reporting period. Bond prices, which move inversely to yields, rose over the first six months of the fiscal year before falling back slightly. A sharp rise in the value of the U.S. dollar, however, offset much of the appreciation in foreign bond prices.

     In Europe, economic activity was restrained by generally restrictive monetary and fiscal policies as countries reduced inflation and budget deficits to ensure eligibility for European Monetary Union (EMU) in 1999. The primary beneficiaries of the move towards a common currency were bond markets in Italy and Spain, which each gained 6 percent over the fiscal year as investors eliminated a portion of the currency risk that historically has kept bond yields high in those countries. Meanwhile, core markets in Germany, France, Belgium, and the Netherlands each lost between 1 and 3 percent as investors preferred the higher yields available in peripheral European countries, such as Italy and Spain.

     The Japanese central bank held to its highly stimulative monetary policy to help revive that country's ailing financial sector. Low Japanese interest rates contributed to a steep fall in the value of the yen, which in turn, produced mild losses in dollar-denominated Japanese bonds over the reporting period. Yields on 10-year Japanese government securities were just 2.68 percent at the close of the fiscal year, and inflation-adjusted short-term yields were near zero.

                                       1                   Continued on page two

     Bond yields in the United States fell sharply over the first six months of the fiscal year, then rebounded modestly as the pace of economic growth accelerated and the Federal Reserve Board raised short-term interest rates. During the first quarter of 1997, the U.S. economy grew at its fastest pace in nine years. Meanwhile, unemployment fell to 4.9 percent and consumer confidence soared to its highest level in 27 years. Despite the robust growth, inflation remained benign. For the 12 months through April, consumer prices rose just 2.5 percent.

Economic Outlook

     We believe that the pace of global economic activity will increase, putting mild downward pressure on bond prices.

     In Japan, short-term interest rates should rise from the historically low levels of recent years as the economy continues its slow recovery. We feel that Japan has enough excess production capacity so that a surge in economic output will not lead to higher inflation. Still, any monetary tightening is expected to be strongly negative for Japanese bonds, which already have the lowest real and nominal yields among industrialized economies. We believe that the U.S. dollar has peaked against the yen, but a significant reversal of the dollar's recent gains seems unlikely.

     European economies should benefit from an end to fiscal tightening, allowing for modestly higher growth rates throughout the region. Monetary policy is already relatively relaxed in core European countries such as Germany and France, and short-term rates could rise in those markets as growth accelerates. In that environment, we expect some European bond markets to move moderately lower. In continental Europe, restrictive labor market rules and practices will likely keep economic growth from reaching levels necessary to bring down the region's high unemployment rate.

     In the United States, we view the current rate of economic growth as unsustainable, although a tight labor market and record-high consumer confidence could push short- and long-term interest rates modestly higher. While inflation also is likely to increase, we expect that Fed policy will keep inflation relatively contained.

     Additional details about your Fund, including a question-and-answer section with your portfolio management team, are provided in this report. We appreciate your continued confidence in your investment with Van Kampen American Capital.

Sincerely,



/s/ Don G. Powell                            /s/ Dennis J. McDonnell
-------------------------                    -------------------------------
Don G. Powell                                Dennis J. McDonnell
Chairman                                     President
Van Kampen American Capital                  Van Kampen America Capital
Asset Management, Inc.                       Asset Management, Inc.

             Performance Results for the Period Ended May 31, 1997

         Van Kampen American Capital Global Government Securities Fund

                                              A Shares    B Shares   C Shares
Total Returns
One-year total return based on NAV/1/......      2.65%       2.00%       1.88%

One-year total return/2/...................     (2.17%)     (1.85%)      0.92%

Five-year average annual total return/2/...      3.62%       3.65%        N/A

Life-of-Fund average annual total return/2/      3.37%       3.58%       3.14%

Commencement Date..........................  11/15/91    11/15/91    04/12/93


Distribution Rate and Yield

Distribution rate/3/.......................      6.62%       6.12%       6.17%

SEC Yield/4/...............................      4.01%       3.31%       3.36%

N/A-Not Applicable.

/1/ Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (4.75% for A shares) or contingent deferred sales charge for early withdrawal (4% for B shares and 1% for C shares).

/2/ Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (A shares) or contingent deferred sales charge for early withdrawal (B and C shares).

/3/ Distribution rate represents the monthly annualized distributions of the Fund at the end of the period and not the earnings of the Fund.

/4/ SEC Yield is a standardized calculation prescribed by the Securities and Exchange Commission for determining the amount of net income a portfolio should theoretically generate for the 30-day period ending May 31, 1997.

See the Fund Performance section of the current prospectus. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. Fund shares, when redeemed, may be worth more or less than their original cost.

Market forecasts provided in this report may not necessarily come to pass.

                             Portfolio Highlights

         Van Kampen American Capital Global Government Securities Fund

Top Five Holdings as a Percentage of Long-Term Investments/1/
                                                                            As of May 31, 1997
U.S. Treasury Notes, 5.625% Coupon, 11/30/98 Maturity.....................       22.3%

U.S. Treasury Bonds, 8.125% Coupon, 8/15/19 Maturity......................        8.5%

U.S. Treasury Notes, 7.250% Coupon, 5/15/04 Maturity......................        8.4%

Germany Unity (Federal Republic), 8.000% Coupon, 1/21/02 Maturity.........        6.6%

Sweden (Kingdom of), 13.000% Coupon, 6/15/01 Maturity.....................        4.5%

Asset Allocation as a Percentage of Total Investments/1/

                           [PIE CHART APPEARS HERE]
     As of May 31, 1997
     [_] Forward Purchase Commitments...........36.2%
     [_] U.S. Government and Government
         Agency Obligations.....................28.3%
     [_] Short-Term Investments.................35.5%

                           [PIE CHART APPEARS HERE]
     As of November 30, 1996
     [_] U.S. Government and Government
         Agency Obligations.....................59.5%
     [_] Forward Purchase Commitments...........40.5%


Top Countries as a Percentage of Long-Term Investments/1/

As of May 31, 1997                                   As of November 30, 1996
United States................   43.9%                United States......  78.0%
Germany......................   16.6%                Netherlands........   7.6%
Japan........................   12.1%                Germany............   5.4%
Sweden.......................    7.4%                Austria............   4.0%
United Kingdom...............    5.8%                United Kingdom.....   3.8%
Italy........................    5.7%                Denmark............   1.2%
Canada.......................    2.8%
Denmark......................    2.8%
Australia....................    2.0%
Ireland......................    0.9%

/1/ Includes forward purchase commitments. For additional information, refer to
Note 5 in the Notes to Financial Statements section.

                 Putting Your Fund's Performance in Perspective

  As you evaluate your progress toward achieving your financial goals, it is important to track your investment portfolio's performance at regular intervals. A good starting point is a comparison of your investment holdings to an applicable benchmark, such as a broad-based market index. Such a comparison can:

  . Illustrate the general market environment in which your investments are being managed

  . Reflect the impact of favorable market trends or difficult market conditions

  . Help you evaluate the extent to which your fund's management team has responded to the opportunities and challenges presented to them over the period measured

  For these reasons, you may find it helpful to review the chart below, which compares your Fund's performance to that of the J.P. Morgan Global Traded Government Index over time. As a broad-based, unmanaged statistical composite, this index does not reflect any commissions or fees which would be incurred by an investor purchasing the securities it represents. Similarly, its performance does not reflect any sales charges or other costs which would be applicable to an actively managed portfolio, such as that of the Fund.

  Growth of a Hypothetical $10,000 Investment

  Van Kampen American Capital Global Government Securities Fund vs. J.P. Morgan Global Traded Government Index (November 30, 1991 through May 31, 1997)

                             [GRAPH APPEARS HERE]

Fund's Total Return
1 Year Avg. Annual    = -2.17%
5 Year Avg. Annual    =  3.62%
Inception Avg. Annual =  3.37%


---------------------------------------------------------------------
              VKAC Global Government      J.P. Morgan Global Traded
                 Securities Fund               Government Index
---------------------------------------------------------------------
Nov-1991                   9525                       10000
---------------------------------------------------------------------
Nov-1992                   9687                       10881
---------------------------------------------------------------------
Nov-1993                  11063                       12206
---------------------------------------------------------------------
Nov-1994                  10604                       12458
---------------------------------------------------------------------
Nov-1995                  11889                       14717
---------------------------------------------------------------------
Nov-1996                  12545                       16664
---------------------------------------------------------------------
May-1997                  12016                       15213
---------------------------------------------------------------------

The above chart reflects the performance of Class A shares of the Fund. The performance of Class A shares will differ from that of other share classes of the Fund because of the difference in sales charges and/or expenses paid by shareholders investing in the different share classes. The Fund's performance assumes reinvestment of all distributions and includes payment of the maximum sales charge (4.75% for A shares).

While past performance is not indicative of future performance, the above information provides a broader vantage point from which to evaluate the discussion of the Fund's performance found in the following pages.

                          Portfolio Management Review

         Van Kampen American Capital Global Government Securities Fund

The following is an interview with the management team of the Van Kampen American Capital Global Government Securities Fund. Through March 31, 1997, the Fund was co-managed by portfolio manager John R. Reynoldson, Van Kampen American Capital (U.S. holdings), portfolio manager Peter Pejacsevich, John Govett & Co. Limited (international holdings), and Peter W. Hegel, Van Kampen American Capital, chief investment officer for fixed-income investments. As of April 1, 1997, the Fund is managed by portfolio managers Michael B. Kushma and Robert M. Smith, Morgan Stanley, and portfolio managers J. David Germany and Paul E. O'Brien, Miller Anderson & Sherrerd.

Q How would you characterize the market conditions in which the Fund operated during the 12-month period ended May 31, 1997?


A During the reporting period, there were several prevailing trends in the global marketplace:

 . The Bank of Japan continued a stimulative monetary policy in an effort to bolster the country's struggling financial and real estate sectors. The loose policy lowered real Japanese short-term interest rates to near zero, and Japan's inflation-adjusted long-term bond yields also fell to low levels relative to global markets.

                                           Inflation-adjusted yield on
                                            10-year government bonds
                                               as of May 31, 1997
                                           ---------------------------
       Japan.......................................   2.18%
       Netherlands.................................   3.81%
       United States...............................   3.88%
       Germany.....................................   4.46%
       Spain.......................................   4.48%
       United Kingdom..............................   4.66%
       France......................................   4.76%
       Denmark.....................................   4.92%
       Australia...................................   6.22%

 . Government yields in peripheral European markets, such as Spain and Italy, began the period substantially higher than those in core European countries. As confidence grew that European Monetary Union (EMU) would proceed, yield spreads between the two sectors narrowed. The following table displays changes in 10-year government bond yields over the fiscal year:

                                                                                    Percentage
                                      May 31, 1997         May 31, 1996               Change
                                      -----------          ------------             ----------
Italy................................    7.33%     .......    9.67%      .........    -24.20%
Spain................................    6.68%     .......    9.25%      .........    -27.78%
Germany..............................    5.93%     .......    6.51%      .........     -8.91%
France...............................    5.81%     .......    6.49%      .........    -10.48%
Belgium..............................    6.01%     .......    6.72%      .........    -10.57%
Netherlands..........................    5.78%     .......    6.39%      .........     -9.55%

 . Interest rates in the United States rose modestly over the last six months of the reporting period as the economy accelerated and unemployment fell to historically low levels. The Federal Reserve Board responded to a sharp surge in economic growth and hints of wage-cost pressures by raising short-term interest rates by one-quarter point in March. Strong economic growth and higher interest rates contributed to a sharp rise in the value of the U.S. dollar against most major currencies. Consequently, the dollar's bull market offset much of the gains in foreign-denominated bonds over the fiscal year.

Q What significant investment techniques and strategies were used to pursue the Fund's investment objective?

A   Our investment strategy consists of a top-down asset allocation process in which bond and currency exposure are analyzed and managed separately. The Fund's country allocations, compared to the J.P. Morgan Global Government Bond Index, were as follows:

 . The Fund was underweighted in Japan as yields remained historically low and prospects for sustainable economic growth improved.

 . As the fiscal year ended, the Fund had a neutral weighting in Europe. Within the region, the Fund was overweighted in peripheral markets such as Italy, Sweden, and Denmark, and underweighted in core markets such as France, Belgium, and the Netherlands. The underweighting of core European markets reflected our view that the benefits of the region's low inflation rate were offset by generally lower yields. Meanwhile, high real interest rates in Sweden and Italy made those markets attractive on a valuation basis. Yields in Spain, however, converged close enough to core European levels to make their slight yield advantage insufficient to offset the additional risk.

 . Duration and weighting of U. S. bonds were reduced, reflecting our view that investors have underestimated the amount of monetary tightening required to head off significant inflation.

Q   How has the Fund performed during the reporting period?

A   The Fund generated a 12-month total return of 2.65 percent/1/ (Class A shares at net asset value). During the same period, the J. P. Morgan Global Traded Government Index produced a total return of 4.21 percent. Please keep in mind that this is an unmanaged index comprised of major foreign and U.S. government bonds, weighted by the total market value of each country's securities. It reflects variations in currency value with all results measured in U.S. dollar terms. Also, keep in mind that it does not reflect any commissions or fees that would be paid by an investor purchasing the securities it represents. Please refer to the chart on page three for additional Fund performance results.

Q   What is your outlook for the months ahead?

A   We expect the rate of global economic activity to accelerate, although inflation should remain moderate. However, our concerns about the effect of quickening economic growth on bond prices have resulted in the reduction of the portfolio's interest rate exposure to below that of the J.P. Morgan Global Government Bond Index. Meanwhile, the election of leftist political groups in France has increased the possibility of a delay in implementation of EMU, but we believe progress towards a less restrictive policy is likely to continue.



/s/ Michael B. Kushma                         /s/ Robert M. Smith
--------------------------                    ------------------------------
    Michael B. Kushma                             Robert M. Smith
    Portfolio Manager                             Portfolio Manager
    Morgan Stanley                                Morgan Stanley



/s/ J. David Germany                          /s/ Paul E. O'Brien
--------------------------                    ------------------------------
J. David Germany                                  Paul E. O'Brien
Portfolio Manager                                 Portfolio Manager
Miller Anderson & Sherrerd                        Miller Anderson & Sherrerd


                                       8      Please see footnotes on page three

                            Portfolio of Investments
                                  May 31, 1997
-------------------------------------------------------------------------------------------------
Par
Amount
(000)    Description                                  Coupon        Maturity         Market Value
-------------------------------------------------------------------------------------------------
United States Government & Government Agency Obligations 43.9%
$ 2,111  Government National Mortgage Association
         Pools..............................          8.000%  11/15/00 to 12/15/25   $ 2,147,701

  6,650  U.S. Treasury Bonds (a)............          8.125         08/15/19           7,478,124

 19,800  U.S. Treasury Notes (a)............          5.625         11/30/98          19,679,418

  2,000  U.S. Treasury Notes (a)............          6.250         10/31/01           1,981,560

  7,200  U.S. Treasury Notes (a)............          7.250         05/15/04           7,457,616
                                                                                     -----------
Total Long-Term Investments
    (Cost $38,490,820).....................................................           38,744,419
                                                                                     -----------
Short-Term Investments 55.2%

         United States Government & Government
         Agency Obligations 54.8%
  4,500  Federal Farm Credit Bank Discount Note
         (yielding 4.531%, 06/02/97 maturity)..............................            4,499,311

 17,000  Federal Home Loan Mortgage Corp. Discount Note
         (yielding 5.472%, 06/16/97 maturity)..............................           16,961,325

 27,000  Federal National Mortgage Association Discount Note
         (yielding 5.409%, 06/27/97 maturity)..............................           26,895,480
                                                                                     -----------
         Total United States Government & Government
         Agency Obligations................................................           48,356,116
                                                                                     -----------
         Commercial Paper 0.4%
    326  State Street Bank and Trust
         (yielding 5.000%, 06/02/97 maturity...............................              326,000
                                                                                     -----------
Total Short-Term Investments
    (Cost $48,682,116).....................................................           48,682,116
                                                                                     -----------
Foreign Currency, Various Denominations 0.0%
    (Cost $2,654)..........................................................                2,591

Other Assets in Excess of Liabilities 0.9%.................................              774,232
                                                                                     -----------
Net Assets 100.0%..........................................................          $88,203,358
                                                                                     ===========

(a) Assets segregated as collateral for forward commitments.

                                       9                       See Notes to Financial Statements


                      Statement of Assets and Liabilities

                                  May 31, 1997

=================================================================================
Assets:
Long-Term Investments, at Market Value (Cost $38,490,820)..........  $ 38,744,419
Short-Term Investments (Cost $48,682,116)..........................    48,682,116
Foreign Currency, at Market Value (Cost $2,654)....................         2,591
Cash...............................................................           383
Receivables:
  Interest.........................................................       700,787
  Fund Shares Sold.................................................        14,452
Forward Currency Contracts and Forward Commitments.................       812,923
Other..............................................................            99
                                                                     ------------
     Total Assets..................................................    88,957,770
                                                                     ------------
Liabilities:
Payables:
  Fund Shares Repurchased..........................................       271,782
  Income Distributions.............................................       215,830
  Distributor and Affiliates.......................................        84,131
  Investment Advisory Fee..........................................        55,536
Accrued Expenses...................................................        88,526
Deferred Compensation and Retirement Plans.........................        38,607
                                                                     ------------
     Total Liabilities.............................................       754,412
                                                                     ------------
Net Assets.........................................................  $ 88,203,358
                                                                     ============
Net Assets Consist of:
Capital............................................................  $125,541,347
Net Unrealized Appreciation on Securities..........................     1,613,248
Accumulated Undistributed Net Investment Income....................        94,388
Accumulated Net Realized Loss on Securities........................   (39,045,625)
                                                                     ------------
Net Assets.........................................................  $ 88,203,358
                                                                     ============
Maximum Offering Price Per Share:
Class A Shares:
  Net asset value and redemption price per share
  (Based on net assets of $25,658,438 and 3,374,330
  shares of beneficial interest issued and outstanding)............  $       7.60
  Maximum sales charge (4.75%* of offering price)..................           .38
                                                                     ------------
  Maximum offering price to public.................................  $       7.98
                                                                     ============
Class B Shares:
  Net asset value and offering price per share
  (Based on net assets of $56,889,670 and 7,441,320
  shares of beneficial interest issued and outstanding)............  $       7.65
                                                                     ============
Class C Shares:
  Net asset value and offering price per share
  (Based on net assets of $5,655,250 and 745,566 shares
  of beneficial interest issued and outstanding)...................  $       7.59
                                                                     ============
* On sales of $100,000 or more, the sales charge will be reduced.

                                      10
                                               See Notes to Financial Statements

                            Statement of Operations

                        For the Year Ended May 31, 1997
===============================================================================

Investment Income:
Interest (Net of foreign withholding taxes of $44,850)...........  $10,014,924
                                                                   -----------
Expenses:
Distribution (12b-1) and Service Fees (Attributed to Classes A,
  B and C of $79,247, $829,340 and $78,230, respectively)........      986,817
Investment Advisory Fee..........................................      918,419
Shareholder Services.............................................      358,976
Custody..........................................................      102,996
Legal............................................................       14,630
Trustees Fees and Expenses.......................................        9,642
Amortization of Organizational Costs.............................        1,070
Other............................................................      226,831
                                                                   -----------
     Total Expenses..............................................    2,619,381
     Less Expenses Reimbursed                                            8,800
                                                                   -----------
     Net Expenses................................................    2,610,581
                                                                   -----------
Net Investment Income............................................  $ 7,404,343
                                                                   ===========
Realized and Unrealized Gain/Loss on Securities:
Realized Gain/Loss on Securities:
  Investments....................................................  $(3,492,131)
  Forward Commitments............................................   (6,405,574)
  Foreign Currency Transactions..................................      417,353
                                                                   -----------
Net Realized Loss on Securities..................................   (9,480,352)
                                                                   -----------
Unrealized Appreciation/Depreciation on Securities:
  Beginning of the Period........................................   (3,506,613)
                                                                   -----------
  End of the Period:
     Investments.................................................      253,599
     Forward Commitments.........................................    1,360,144
     Foreign Currency Translation................................         (495)
                                                                   -----------
                                                                     1,613,248
                                                                   -----------
Net Unrealized Appreciation on Securities During the Period......    5,119,861
                                                                   -----------
Net Realized and Unrealized Loss on Securities...................  $(4,360,491)
                                                                   ===========
Net Increase in Net Assets from Operations.......................  $ 3,043,852
                                                                   ===========

                                       11    See Notes to Financial Statements

                       Statement of Changes in Net Assets

                   For the Years Ended May 31, 1997 and 1996
===============================================================================

                                                       Year Ended    Year Ended
                                                     May 31, 1997  May 31, 1996
-------------------------------------------------------------------------------
From Investment Activities:
Operations:
Net Investment Income..............................  $  7,404,343  $ 10,207,114
Net Realized Gain/Loss on Securities...............    (9,480,352)      543,929
Net Unrealized Appreciation/Depreciation on
 Securities During the Period......................     5,119,861    (6,367,840)
                                                     ------------  ------------
Change in Net Assets from Operations...............     3,043,852     4,383,203
                                                     ------------  ------------
Distributions from Net Investment Income:..........
  Class A Shares...................................    (2,102,906)   (2,860,078)
  Class B Shares...................................    (4,816,433)   (6,497,549)
  Class C Shares...................................      (459,054)     (822,565)
                                                     ------------  ------------
Total Distributions................................    (7,378,393)  (10,180,192)
                                                     ------------  ------------
Net Change in Net Assets from
 Investment Activities.............................    (4,334,541)   (5,796,989)
                                                     ------------  ------------
From Capital Transactions:
Proceeds from Shares Sold..........................     8,442,389    22,142,711
Net Asset Value of Shares Issued
 Through Dividend Reinvestment.....................     4,489,376     5,934,913
Cost of Shares Repurchased.........................   (63,966,605)  (68,487,512)
                                                     ------------  ------------
Net Change in Net Assets from
 Capital Transactions..............................   (51,034,840)  (40,409,888)
                                                     ------------  ------------
Total Decrease in Net Assets.......................   (55,369,381)  (46,206,877)
Net Assets:
Beginning of the Period............................   143,572,739   189,779,616
                                                     ------------  ------------
End of the Period
  (Including accumulated undistributed net
  investment income of $94,388 and $(355,254),
  respectively)....................................  $ 88,203,358  $143,572,739
                                                     ============  ============

                                      12       See Notes to Financial Statements

                                       Financial Highlights

          The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
===================================================================================================
                                                                   Year Ended May 31,
Class A Shares                                      1997(a)     1996     1995     1994     1993(a)
---------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period..........  $ 7.92     $ 8.24   $ 8.26   $  9.01   $ 9.07

  Net Investment Income...........................    .526        .56      .60       .78     .845

  Net Realized and Unrealized Loss on Securities..   (.310)     (.328)   (.016)   (.5715)   (.123)
                                                    ------     ------   ------   -------   ------
Total from Investment Operations..................    .216       .232     .584     .2085     .722
                                                    ------     ------   ------   -------   ------
Less:
  Distributions from Net Investment Income........    .532       .552     .604      .726     .782
  Distributions from and in Excess of
    Net Realized Gain on Securities...............   --0--      --0--    --0--     .2325    --0--
                                                    ------     ------   ------   -------   ------
Total Distributions...............................    .532       .552     .604     .9585     .782
                                                    ------     ------   ------   -------   ------
Net Asset Value, End of the Period................  $7.604     $ 7.92   $ 8.24   $  8.26   $ 9.01
                                                    ======     ======   ======   =======   ======

Total Return (b)..................................    2.65%      2.81%    7.52%     1.89%    8.47%

Net Assets at End of the Period (In millions).....  $ 25.7     $ 36.4   $ 47.9   $  62.8   $ 36.1

Ratio of Expenses to Average Net Assets (c).......    1.57%      1.51%    1.42%     1.45%    1.52%

Ratio of Net Investment Income to
  Average Net Assets (c)..........................    6.58%      6.66%    7.18%     8.12%    9.33%

Portfolio Turnover................................     161%       239%     209%      236%     301%

(a) Based on average month-end shares outstanding.

(b) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(c) The impact on the Ratios of Expenses and Net Investment Income to Average
    Net Assets due to VKAC's reimbursement of certain expenses was less than 0.01%.

                                               See Notes to Financial Statements

                                      13

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

=================================================================================================
                                                                 Year Ended May 31,
                                                    ---------------------------------------------
Class B Shares                                      1997(a)    1996     1995      1994    1993(a)
-------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period..........  $ 7.96    $ 8.28   $ 8.30   $  9.04   $ 9.09
                                                    ------    ------   ------   -------   ------
  Net Investment Income...........................    .477       .49      .53       .69      .78
  Net Realized and Unrealized Loss on Securities..   (.320)    (.318)   (.006)   (.5435)    (.12)
                                                    ------    ------   ------   -------   ------
Total from Investment Operations..................    .157      .172     .524     .1465      .66
                                                    ------    ------   ------   -------   ------
Less:
  Distributions from Net Investment Income........    .472      .492     .544      .654      .71
  Distributions from and in Excess of
   Net Realized Gain on Securities................     -0-       -0-      -0-     .2325      -0-
                                                    ------    ------   ------   -------   ------
Total Distributions...............................    .472      .492     .544     .8865      .71
                                                    ------    ------   ------   -------   ------
Net Asset Value, End of the Period................  $7.645    $ 7.96   $ 8.28   $  8.30   $ 9.04
                                                    ======    ======   ======   =======   ======
Total Return (b)..................................   2.00%     2.06%    6.69%     1.07%    7.95%
Net Assets at End of the Period (In millions).....  $ 56.9    $ 97.7   $123.4   $ 147.5   $ 56.7
Ratio of Expenses to Average Net Assets (c).......   2.33%     2.27%    2.18%     2.22%    2.19%
Ratio of Net Investment Income to
 Average Net Assets (c)...........................   5.86%     5.91%    6.41%     7.30%    8.66%
Portfolio Turnover................................    161%      239%     209%      236%     301%


(a) Based on average month-end shares outstanding.

(b) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(c) The impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to VKAC's reimbursement of certain expenses was less than 0.01%.

                                       14      See Notes to Financial Statements

 The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
================================================================================

                                                                                          April 12, 1993
                                                                                           (Commencement
                                                           Year Ended May 31,           of Distribution)
                                               ----------------------------------------       to May 31,
Class C Shares                                 1997(a)     1996       1995       1994            1993(a)
--------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period...    $ 7.91     $ 8.22     $ 8.25     $ 8.99           $  9.00
                                               ------     ------     ------     ------           -------
  Net Investment Income....................      .471        .46        .51        .63              .095

  Net Realized and Unrealized
   Gain/Loss on Securities.................     (.324)     (.278)      .004     (.4835)             .011
                                               ------     ------     ------     ------           -------
Total from Investment Operations...........      .147       .182       .514      .1465              .106
                                               ------     ------     ------     ------           -------
Less:
  Distributions from Net Investment
   Income..................................      .472       .492       .544       .654              .116

  Distributions from and in Excess of Net
   Realized Gain on Securities.............     --0--      --0--      --0--      .2325             --0--
                                               ------     ------     ------     ------           -------
Total Distributions........................      .472       .492       .544      .8865              .116
                                               ------     ------     ------     ------           -------
Net Asset Value, End of the Period.........    $7.585     $ 7.91     $ 8.22     $ 8.25           $  8.99
                                               ======     ======     ======     ======           =======
Total Return (b)...........................      1.88%      2.20%      6.60%      1.19%            8.78%*

Net Assets at End of
 the Period (In millions)..................    $  5.6     $  9.5     $ 18.5    $  23.5           $   1.4

Ratio of Expenses to
 Average Net Assets (c)....................      2.33%      2.27%      2.18%      2.22%             2.63%

Ratio of Net Investment Income to
 Average Net Assets (c)....................      5.84%      5.91%      6.42%      7.13%            10.06%

Portfolio Turnover.........................       161%       239%       209%       236%              301%

(a) Based on average month-end shares outstanding.

(b) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(c) The impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to VKAC's reimbursement of certain expenses was less than 0.01%.

* Non-Annualized

                                15             See Notes to Financial Statements

                         Notes to Financial Statements

                                  May 31, 1997
================================================================================

1.   Significant Accounting Policies

Van Kampen American Capital Global Government Securities Fund (the "Fund'') is organized as a series of Van Kampen American Capital World Portfolio Series Trust, a Delaware business trust, and is registered as a non-diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek total return through a managed balance of foreign and domestic debt securities. Investments in foreign securities involve certain risks not ordinarily associated with investments in securities of domestic issuers, including fluctuations in foreign exchange rates, future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions. The Fund commenced investment operations on November 15, 1991. The distribution of the Fund's Class C shares commenced on April 12, 1993.

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. Security Valuation--Investments are stated at values using market quotations or, if such valuations are not available, estimates obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. Security Transactions--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

     The Fund may invest in repurchase agreements which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen American Capital Asset Management Inc. (the "Adviser'') or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

                                  May 31, 1997
===============================================================================

C. Investment Income--Interest income is recorded on an accrual basis. The Fund accounts for discounts and premiums on the same basis as is used for federal income tax reporting. Accordingly, original issue discounts on debt securities purchased are amortized over the life of the security. Premiums on debt securities are not amortized. Market discounts are recognized at the time of sale as realized gains for book purposes and ordinary income for tax purposes.

D. Currency Translation--Assets and liabilities denominated in foreign currencies and commitments under forward currency contracts are translated into U.S. dollars based on quoted exchange rates as of noon Eastern Time. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates prevailing when accrued. Gains and losses on the sale of securities are not segregated for financial reporting purposes between amounts arising from changes in exchange rates and amounts arising from changes in the market prices of securities. Realized gain and loss on foreign currency includes the net realized amount from the sale of currency and the amount realized between trade date and settlement date on security transactions.

E. Organizational Costs--The Fund reimbursed Van Kampen American Capital Distributors, Inc. or its affiliates (collectively "VKAC") for costs incurred in connection with the Fund's organization in the amount of $13,000. These costs were amortized on a straight line basis over the 60 month period ended November, 1996.

F. Federal Income Taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

     At May 31, 1997, for federal income tax purposes, cost is $87,175,590, the aggregate gross unrealized appreciation is $2,711,974, and the aggregate gross unrealized depreciation is $1,422,433, resulting in net unrealized appreciation on investments, foreign currency contracts, forward commitments and foreign currencies of $1,289,541.

     The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At May 31, 1997, the Fund had an accumulated capital loss carryforward for tax purposes of $32,183,105, which will expire between May 31, 2003 and May 31, 2005. Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of post October 31 losses which are not recognized for tax purposes until the first day of the following fiscal year.

                                  May 31, 1997
===============================================================================

G. Distribution of Income and Gains--The Fund declares daily and pays monthly dividends from net investment income. Net investment income for federal income tax purposes includes gains and losses realized on transactions in foreign currencies. These realized gains and losses are included as net realized gains or losses for financial reporting purposes. Net realized gains on securities, if any, are distributed annually.

     Due to inherent differences in the recognition of income, expenses and realized gains/losses under generally accepted accounting principles and federal income tax purposes, permanent differences between book and tax basis reporting for the 1997 fiscal year have been identified and appropriately reclassified. Permanent book and tax basis differences relating to the recognition of net realized losses on paydowns of mortgage pool obligations totaling $14,720 and net realized gains on foreign currency transactions of $408,170 were reclassified from accumulated net realized gain/loss on securities to accumulated undistributed net investment income. Additional permanent differences relating to the recognition of certain expenses which are not deductible for tax purposes totaling $30,242 were reclassified from accumulated undistributed net investment income to capital.

2.   Investment Advisory Agreement and Other Transactions with Affiliates

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly. Investment advisory fees are calculated monthly, based on the average daily net assets of the Fund at the annual rate of .75%. On April 1, 1997, the Adviser entered into a subadvisory agreement with Morgan Stanley Asset Management, Inc. (the "Subadviser''), to provide advisory services to the Fund and the Adviser with respect to the Fund's investments. Prior to April 1, 1997, the Fund's Subadviser was John Govett & Co., Ltd. The Adviser pays 50% of its investment advisory fee to the Subadviser.

     Certain legal expenses are paid to Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

     For the year ended May 31, 1997, the Fund recognized expenses of approximately $25,800 representing VKAC's cost of providing accounting services to the Fund. These services are provided by VKAC at cost.

     ACCESS Investor Services, Inc. ("ACCESS''), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended May 31, 1997, the Fund recognized expenses of approximately $282,800, representing ACCESS' cost of providing transfer agency and shareholder services plus a profit.

     Additionally, for the year ended May 31, 1997, the Fund paid VKAC approximately $20,500 related to the direct cost of consolidating the VKAC open-end fund complex. Payment was contingent upon the realization by the Fund of cost efficiencies in shareholder services resulting from the consolidation.

                                  May 31, 1997
===============================================================================

  Certain officers and trustees of the Fund are also officers and directors of VKAC. The Fund does not compensate its officers or trustees who are officers of VKAC.

  The Fund provides deferred compensation and retirement plans for its trustees who are not officers of VKAC. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per Trustee under the plan is equal to $2,500. The Adviser reimbursed the Fund for these plan expenses through December 31, 1996.

3. Capital Transactions

The Fund has outstanding three classes of shares of beneficial interest, Classes A, B and C, each with a par value of $.01 per share. There are an unlimited number of shares of each class authorized.

  At May 31, 1997, capital aggregated $36,467,276, $79,889,687 and $9,184,384 for Classes A, B and C, respectively. For the year ended May 31, 1997, transactions were as follows:

                                  Shares         Value
=========================================================
Sales:
  Class A.....................     415,170   $  3,285,624
  Class B.....................     612,589      4,868,118
  Class C.....................      36,431        288,647
                                ----------   ------------
Total Sales...................   1,064,190   $  8,442,389
                                ==========   ============

Dividend Reinvestment:
  Class A.....................     169,671   $  1,338,753
  Class B.....................     365,738      2,907,050
  Class C.....................      30,907        243,573
                                ----------   ------------
Total Dividend Reinvestment...     566,316   $  4,489,376
                                ==========   ============

Repurchases:
  Class A.....................  (1,805,879)  $(14,262,345)
  Class B.....................  (5,798,718)   (45,573,947)
  Class C.....................    (523,469)    (4,130,313)
                                ----------   ------------
Total Repurchases.............  (8,128,066)  $(63,966,605)
                                ==========   ============

                                  May 31, 1997
===============================================================================

     At May 31, 1996, capital aggregated $46,113,074, $117,708,944 and
$12,784,411 for Classes A, B and C, respectively. For the year ended May 31, 1996, transactions were as follows:

                                   Shares          Value
========================================================
Sales:
  Class A....................     863,668   $  7,095,429
  Class B....................   1,568,183     12,820,664
  Class C....................     271,697      2,226,618
                               ----------   ------------
Total Sales..................   2,703,548   $ 22,142,711
                               ==========   ============
Dividend Reinvestment:
  Class A....................     215,647   $  1,763,615
  Class B....................     450,331      3,699,958
  Class C....................      57,724        471,340
                               ----------   ------------
Total Dividend Reinvestment..     723,702   $  5,934,913
                               ==========   ============
Repurchases:
  Class A....................  (2,290,621)  $(18,784,532)
  Class B....................  (4,655,689)   (38,363,849)
  Class C....................  (1,382,547)   (11,339,131)
                               ----------   ------------
Total Repurchases............  (8,328,857)  $(68,487,512)
                               ==========   ============

     Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most redemptions made within five years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule. The Class B and C shares bear the expense of their respective deferred sales arrangements, including higher distribution and service fees and incremental transfer agency costs.

                                     Contingent Deferred
                                        Sales Charge
                                     -------------------
Year of Redemption                   Class B     Class C
--------------------------------------------------------
First...............................   4.00%       1.00%
Second..............................   4.00%        None
Third...............................   3.00%        None
Fourth..............................   2.50%        None
Fifth...............................   1.50%        None
Sixth and Thereafter................   None         None

                                  May 31, 1997
===============================================================================

     For the year ended May 31, 1997, VKAC, as Distributor for the Fund, received commissions on sales of the Fund's Class A shares of approximately $2,300 and CDSC on the redeemed shares of approximately $352,000. Sales charges do not represent expenses of the Fund.

4. Investment Transactions

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments and forward commitments, were $179,181,719 and $279,272,321, respectively.

5. Derivative Financial Instruments
A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

     The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio, manage the portfolio's effective yield, foreign currency exposure, or generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation on securities. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a forward commitment. In this instance, the recognition of gain or loss is postponed until the disposal of the security underlying the forward commitment.

A. Forward Purchase Commitments--The Fund trades certain securities under the terms of forward purchase commitments, whereby the settlement occurs at a specific future date. Forward purchase commitments are privately negotiated transactions between the Fund and dealers. While forward purchase commitments are outstanding, the Fund maintains sufficient collateral of cash or securities in a segregated account with its custodian. The forward purchase commitments are marked to market on a daily basis with changes in value reflected as a component of unrealized appreciation/depreciation on forward commitments.

     The following forward purchase commitments were outstanding at May 31, 1997:


Par Amount
in Local                                                                       Unrealized
Currency                                           Settlement      Current  Appreciation/
(000)      Description                                   Date        Value   Depreciation
=========================================================================================
2,100-AU$  Australia (Commonwealth of),
           9.000%, 09/15/04 maturity.............    07/10/97   $1,748,224       $ 68,394
2,200-CA$  Canada (Government of),
           7.500%, 03/01/01 maturity.............    07/10/97    1,691,038        528,817
  850-CA$  Canada (Government of),
           9.750%, 06/01/21 maturity.............    07/10/97      805,078         31,792

                                  May 31, 1997
===============================================================================

Par Amount
in Local                                                                             Unrealized
Currency                                                 Settlement      Current  Appreciation/
(000)         Description                                      Date        Value   Depreciation
-----------------------------------------------------------------------------------------------
Forward Purchase Commitments (Continued)
    9,700-DKK Denmark (Kingdom of),
              8,000%, 05/15/03 maturity................    07/10/97   $1,655,230        $35,707
    4,900-DKK Denmark (Kingdom of),
              8.000%, 03/15/06 maturity................    08/28/97      823,786         (3,583)
    1,400-DEM Germany (Federal Republic of),
              8.375%, 05/21/01 maturity................    08/18/97      924,869         (4,451)
    1,600-DEM Germany (Federal Republic of),
              6.250%, 01/04/24 maturity................    07/03/97      880,476         11,715
    5,000-DEM Germany (Federal Republic of),
              7.000%, 01/13/00 maturity................    07/03/97    3,137,595         14,313
    5,000-DEM Germany (Treuhandanstalt),
              7.500%, 09/09/04 maturity................    07/03/97    3,255,413         37,345
    1,000-DEM Germany (Treuhandanstalt),
              7.500%, 09/09/04 maturity................    08/18/97      648,388         (7,162)
    8,800-DEM Germany Unity (Federal Republic),
              8.000%, 01/21/02 maturity................    07/03/97    5,800,932         50,658
    500-IEP   Ireland (Republic of),
              8.000%, 08/18/06 maturity................    08/18/97      816,904        (11,100)
2,400,000-ITL Italy (Republic of),
              9.500%, 02/01/06 maturity................    07/03/97    1,600,080         62,004
5,300,000-ITL Italy (Republic of),
              10.500%, 07/15/00 maturity...............    07/03/97    3,444,939         62,023
  250,000-JPY Japan (Government of),
              3.100%, 09/20/06 maturity................    08/28/97    2,206,941        (11,295)
  375,000-JPY Japan (Government of),
              3.400%, 03/22/04 maturity................    07/10/97    3,417,147        (55,243)
   85,000-JPY Japan (Government of),
              3.400%, 03/22/04 maturity................    08/15/97      772,411          2,412
  320,000-JPY Japan (Government of),
              5.500%, 03/20/02 maturity................    07/10/97    3,177,166        (45,190)
  110,000-JPY Japan (Government of),
              6.400%, 03/20/00 maturity................    07/10/97    1,069,029        (10,435)
   21,000-SEK Sweden (Kingdom of),
              6.000%, 02/09/05 maturity................    07/10/97    2,567,297         57,169
   25,000-SEK Sweden (Kingdom of),
              13.000%, 06/15/01 maturity...............    07/10/97    4,002,819         35,692
    1,500-GBP United Kingdom (Conversion),
              9.000%, 07/12/11 maturity................    07/03/97    2,808,753        120,487

                                  May 31, 1997
===============================================================================

Par Amount
in Local                                                                          Unrealized
Currency                                             Settlement      Current   Appreciation/
(000)       Description                                    Date        Value    Depreciation
--------------------------------------------------------------------------------------------
Forward Purchase Commitments (Continued)
  1,050-GBP United Kingdom,
            7.000%, 11/06/01 maturity............      07/03/97  $ 1,710,319      $   24,867
    375-GBP United Kingdom,
            7.750%, 09/08/06 maturity............      07/03/97      631,958          19,674
                                                                 -----------      ----------
                                                                 $49,596,792      $1,014,610
                                                                 ===========      ==========

B. Closed but Unsettled Forward Commitments--In certain situations, the Fund has entered into offsetting transactions for outstanding forward commitments prior to settlement of the obligation. In doing so, the Fund realizes a gain or loss on the transaction at the time the forward commitment is closed. However, settlement of both the purchase and sale is still scheduled to occur in the denominated foreign currency at a future date. The net difference in the amount of foreign currency on the trade is marked to market daily with any fluctuation included as a component of unrealized gain/loss on forward contracts.

     The following closed but unsettled forward transactions were outstanding at May 31, 1997:

                                                                          Unrealized
                                                                           Gain/Loss
                                                                            on Net      US$ Net
                                                     Local Currency        Currency    Receivable
Description/Currency                            Receivable      Payable   Difference   (Payable)
-------------------------------------------------------------------------------------------------
Canada (Government of) -- Canadian Dollar
  (700,000 par, 7.500%, 03/01/01)............      747,542      529,779    $  1,688    $ 157,605
Germany (Treuhandanstalt) -- Mark
  (16,000,000 par, 6.750%, 05/13/04).........   17,074,200   17,503,726     (99,159)    (251,317)
German Unity (Federal) -- Mark
  (2,000,000 par, 8.000%, 01/21/02)..........    1,343,375    2,305,200      31,424     (562,767)
United Kingdom -- Pound
  (1,525,000 par, 7.750%, 09/08/06)..........    1,621,986    1,559,311      15,054      102,529
  (550,000 par, 7.000%, 11/06/01)............      558,352      545,805       4,068       20,525
Ireland (Republic of) -- Punt
  (1,200,000 par, 6.250%, 04/01/99)..........    1,227,807    1,223,607      67,055        6,334
                                                                           --------    ---------
                                                                           $ 20,130    $(527,091)
                                                                           ========    =========

                                  May 31, 1997
===============================================================================

C. Forward Currency Contracts--A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Upon the settlement of the contract, a realized gain or loss is recognized and is included as a component of realized gain/loss on forward contracts.

     The following forward currency contracts were outstanding as of May 31, 1997:

                                                                      Unrealized
                                                         Current   Appreciation/
Description                                                Value    Depreciation
--------------------------------------------------------------------------------
Long Contracts
Australian Dollar,
  1,800,000 expiring 07/31/97.....................   $ 1,371,626      $ (25,174)
  1,500,000 expiring 08/22/97.....................     1,143,246        (21,504)
Canadian Dollar,
  4,200,000 expiring 07/11/97.....................     3,048,769          3,084
German Mark,
  16,750,000 expiring 06/20/97....................     9,814,428       (120,329)
  7,550,000 expiring 07/11/97.....................     4,430,502       (132,535)
  1,806,322 expiring 07/17/97.....................     1,060,470          4,820
  817,860 expiring 08/29/97.......................       481,644           (443)
  4,246,785 expiring 08/29/97.....................     2,500,965         (2,298)
  5,100,000 expiring 09/05/97.....................     3,004,956         (9,941)
Danish Krone,
  14,500,000 expiring 06/20/97....................     2,230,182        (20,637)
Spanish Peseta,
  830,000,000 expiring 08/29/97...................     5,748,881        (67,924)
British Pound Sterling,
  3,800,000 expiring 07/11/97.....................     6,210,693        (61,967)
  150,000 expiring 07/11/97.......................       245,159         (1,066)
  1,000,000 expiring 07/11/97.....................     1,634,393         12,393
Italian Lira,
  9,400,000,000 expiring 07/11/97.................     5,539,560        (94,817)
Japanese Yen,
  1,300,000,000 expiring 06/20/97.................    11,196,057        575,142
  300,000,000 expiring 07/11/97...................     2,591,649         83,288
  50,000,000 expiring 07/11/97....................       431,941         20,249
  95,000,000 expiring 08/22/97....................       825,749          9,878
Netherlands Guilder,
  23,300,000 expiring 06/20/97....................    12,135,758       (179,252)
Swedish Krona,
  10,780,000 expiring 08/29/97....................     1,395,639        (27,088)
                                                     -----------      ---------
  Total Long Contracts............................    77,042,267        (56,121)
                                                     -----------      ---------

                                  May 31, 1997
===============================================================================

                                                                     Unrealized
                                                       Current    Appreciation/
Description                                              Value     Depreciation
===============================================================================
Forward Currency Contracts (Continued)
Short Contracts
Canadian Dollar,
    400,000 expiring 07/11/97 .................    $   290,359        $  (2,693)
German Mark,
    1,600,000 expiring 06/20/97 ...............        937,498           21,735
    350,000 expiring 06/20/97 .................        205,078           (1,376)
    3,500,000 expiring 08/29/97 ...............      2,061,177           18,443
Danish Krone,
    3,100,000 expiring 06/20/97 ...............        476,798           13,414
    1,200,000 expiring 06/20/97 ...............        184,567            4,098
Spanish Peseta,
    360,000,000 expiring 08/29/97 .............      2,493,491            9,772
British Pound Sterling,
    300,000 expiring 07/11/97 .................        490,318           (3,298)
    300,000 expiring 08/29/97 .................        489,794           (7,707)
    800,000 expiring 08/29/97 .................      1,306,118           (9,478)
Italian Lira,
    1,800,000,000 expiring 07/17/97 ...........      1,060,552           (4,902)
Japanese Yen,
    450,000,000 expiring 06/20/97 .............      3,875,558           (4,923)
    20,000,000 expiring 06/20/97 ..............        172,247          (12,681)
    240,000,000 expiring 08/22/97 .............      2,086,103           (8,181)
Netherlands Guilder,
    23,300,000 expiring 06/20/97 ..............     12,135,758          372,294
                                                   -----------        ---------
    Total Short Contracts .....................    $28,265,416          384,517
                                                   -----------        ---------
Cross Currency Contracts
Long 2,408,188 German Marks, Short 2,000,000
  Swiss Franks, expiring 08/29/97 ............................           (2,992)
                                                                      ---------
                                                                      $ 325,404
                                                                      =========


6. Distribution and Service Plans

     The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

     Annual fees under the Plans of up to .25% for Class A and 1.00% each for Class B and Class C shares are accrued daily. Included in these fees for the year ended May 31, 1997, are payments to VKAC of approximately $595,600.

                       Report of Independent Accountants

To the Shareholders and Board of Trustees of Van Kampen American Capital Global Government Securities Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Van Kampen American Capital Global Government Securities Fund (the "Fund''), a series of Van Kampen American Capital World Portfolio Series Trust, at May 31, 1997, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements'') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 1997 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.



PRICE WATERHOUSE LLP

Houston, Texas
July 14, 1997

                Funds Distributed by Van Kampen American Capital

GLOBAL AND
INTERNATIONAL
  Global Equity Fund
  Global Government Securities Fund
  Global Managed Assets Fund
  Short-Term Global Income Fund
  Strategic Income Fund

EQUITY
Growth
  Aggressive Growth Fund
  Emerging Growth Fund
  Enterprise Fund
  Growth Fund
  Pace Fund

Growth & Income
  Comstock Fund
  Equity Income Fund
  Growth and Income Fund
  Harbor Fund
  Real Estate Securities Fund
  Utility Fund

FIXED INCOME
  Corporate Bond Fund
  Government Securities Fund
  High Income Corporate Bond Fund
  High Yield Fund
  Limited Maturity Government Fund
  Prime Rate Income Trust
  Reserve Fund
  U.S. Government Fund
  U.S. Government Trust for Income

TAX-FREE
  California Insured Tax Free Fund
  Florida Insured Tax Free Income Fund
  High Yield Municipal Fund
  Insured Tax Free Income Fund
  Intermediate Term Municipal Income Fund
  Municipal Income Fund
  New Jersey Tax Free Income Fund
  New York Tax Free Income Fund
  Pennsylvania Tax Free Income Fund
  Tax Free High Income Fund
  Tax Free Money Fund

MORGAN STANLEY
FUND, INC.
  Aggressive Equity Fund
  American Value Fund
  Asian Growth Fund
  Emerging Markets Fund
  Global Equity Allocation Fund
  Global Fixed Income Fund
  High Yield Fund
  International Magnum Fund
  Latin American Fund
  U.S. Real Estate Fund
  Value Fund
  Worldwide High Income Fund

Ask your investment representative for a prospectus containing more complete information, including sales charges and expenses. Please read it carefully before you invest or send money. Or call us weekdays from 7:00 a.m. to 7:00 p.m. Central time at 1-800-341-2911 for Van Kampen American Capital funds, or 1-800-282-4404 for Morgan Stanley retail funds.

                          Results of Shareholder Votes

     A Special Meeting of Shareholders of the Fund was held on May 28, 1997, where shareholders voted on a new investment advisory agreement, a new subadvisory agreement, the election of Trustees, and the selection of Price Waterhouse LLP as independent public accountants for its current fiscal year. With regard to the approval of a new investment advisory agreement between Van Kampen American Capital Asset Management, Inc. and the Fund, 7,540,303 shares voted for the proposal, 165,006 shares voted against and 385,935 shares abstained. With regard to the approval of a new subadvisory agreement with Morgan Stanley Asset Management, Inc. and the Fund 7,541,975 shares voted for the proposal, 160,213 shares voted against and 389,056 shares abstained. With regard to the election of Trustees, J. Miles Branagan received 7,942,894 affirmative votes and 148,349 shares withheld; Richard M. DeMartini received 7,940,780 affirmative votes and 150,464 shares withheld. Linda Hutton Heagy received 7,938,390 affirmative votes and 152,854 shares withheld; R. Craig Kennedy received 7,943,658 affirmative votes and 147,585 shares withheld; Jack
E. Nelson received 7,937,114 affirmative votes and 154,130 votes withheld; Jerome L. Robinson received 7,943,658 affirmative votes and 147,585 withheld; Phillip B. Rooney received 7,942,448 affirmative votes and 147,795 shares withheld; Fernando Sisto received 7,942,441 affirmative votes and 148,802 shares withheld; and, Wayne W. Whalen received 7,943,658 affirmative votes and 147,585 shares withheld. With regard to the ratification of the selection of Price Waterhouse LLP as independent public accountants for its current fiscal year, 7,630,081 shares voted for the proposal, 93,117 shares voted against and 368,046 shares abstained.

         Van Kampen American Capital Global Government Securities Fund


Board of Trustees

J. Miles Branagan
Richard M. DeMartini*
Linda Hutton Heagy
R. Craig Kennedy
Jack E. Nelson
Jerome L. Robinson
Phillip B. Rooney
Fernando Sisto
Wayne W. Whalen* -- Chairman


Officers

Dennis J. McDonnell*
  President
Ronald A. Nyberg*
  Vice President and Secretary
Edward C. Wood, III*
  Vice President and Chief Financial Officer
Curtis W. Morell*
  Vice President and Chief Accounting Officer
John L. Sullivan*
  Treasurer
Tanya M. Loden*
  Controller
Peter W. Hegel*
Alan T. Sachtleben*
Paul R. Wolkenberg*
  Vice Presidents


Investment Adviser

Van Kampen American Capital
Asset Management, Inc.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181


Investment Subadviser

Morgan Stanley Asset
Management, Inc.
1585 Broadway
New York, New York 10036


Distributor

Van Kampen American Capital
Distributors, Inc.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181


Shareholder Servicing Agent

ACCESS Investor
Services, Inc.
P.O. Box 418256
Kansas City, Missouri 64141-9256


Custodian

State Street Bank
and Trust Company
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105


Legal Counsel

Skadden, Arps, Slate,
Meagher & Flom (Illinois)
333 West Wacker Drive
Chicago, Illinois 60606


Independent Accountants

Price Waterhouse LLP
1201 Louisiana
Houston, Texas 77002


   * "Interested" persons of the Fund, as defined in the Investment Company Act of 1940.

 (C)  Van Kampen American Capital Distributors, Inc., 1997 All rights reserved.

/SM/  denotes a service mark of Van Kampen American Capital Distributors, Inc.


This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data. After September 30, 1997, this report must be accompanied by a quarterly performance update, if applicable.